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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: January 20, 2006
                        (Date of earliest event reported)

                                  McAFEE, INC.
               (Exact Name of Registrant as specified in Charter)

            Delaware                   001-31216               77-0316593
  (State or other Jurisdiction         Commission           (I.R.S. Employer
       of incorporation)                File No.           Identification No.)

                               3965 Freedom Circle
                          Santa Clara, California 95054
          (Address of Principal Executive Offices, including zip code)

                                 (408) 346-3832
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      On January 20, 2006, upon recommendation from the Governance and Nominations Committee, the Board of Directors of McAfee, Inc. (the "Registrant") elected Dale L. Fuller to the Board of Directors. Mr. Fuller will stand for re-election as a director at the 2008 Annual Meeting of Stockholders. At this time it is not known which Board committees, if any, to which Mr. Fuller will be appointed. A copy of the press release issued on January 26, 2006 announcing his election is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   Exhibits

            99.1 Press release dated January 26, 2006, announcing the election of Dale L. Fuller to the Board of Directors of the Registrant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MCAFEE, INC.


Date: January 26, 2006                  By:  /s/ Kent H. Roberts
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                                             Kent H. Roberts
                                             Executive Vice President and
                                             General Counsel